NeoStem™

Investor Overview







Robin Smith, MD, MBA
CEO and Chairman of the Board

(AMEX: NBS)

FORWARD LOOKING STATEMENTS

Certain statements in this presentation constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including statements concerning the ability of NeoStem, Inc. ("the Company") to develop the adult stem cell business, to develop the VSEL technology, the future of regenerative medicine and the role of adult stem cells and VSELs in that future, the future use of adult stem cells and VSELs as a treatment option and the potential revenue growth of the Company's business. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements of the Company, or industry results, to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. The Company's ability to enter the adult stem cell arena, its success in such arena and future operating results are dependent upon many factors, including but not limited to (i) the Company's ability to obtain sufficient capital or a strategic business arrangements to fund its expansion plans; (ii) the Company's ability to build the management and human resources and infrastructure necessary to support the growth of its business; (iii) competitive factors and developments beyond the Company's control; (iv) scientific and medical developments beyond the Company's control; (v) the Company's inability to obtain appropriate state licenses or any other adverse effect or limitations caused by government regulation of the business; (vi) whether any of the Company's current or future patent applications result in issued patents; and (vii) other risk factors discussed in the Company's periodic filings with the Securities and Exchange Commission which are available for review at www.sec.gov under "Search for Company Filings." Investors are also reminded that certain financial assumptions and information contained under "Company Highlights" and "Investment Considerations" are presented for demonstration purposes only and may not bear any relation to among other things, the actual margins, breakeven points, level of operating leverage, individual physician profitability or other inputs that may comprise the metrics upon which NeoStem's actual profitability will be based.

Company Overview*

NeoStem has a growing nationwide network of adult stem cell collection centers, enabling people to donate and store their own (autologous) stem cells when they are young and healthy for their personal use in times of future medical need. The Company has also entered the research and development and therapeutic arena, through the acquisition of a worldwide exclusive license to an early-stage technology to identify and isolate rare stem cells from adult human bone marrow, called VSELs (very small embryonic-like) stem cells which have been shown to have several physical characteristics that are generally found in embryonic stem cells.

***NeoStem's business does not involve use of embryonic stem cells**

NeoStem
YOUR CELLS. YOUR USE. YOUR LIFE.

Company Highlights

- Multiple revenue streams through patient collection fees, processing center collection fees, and storage fees, which represent recurring revenue
- Cumulative recurring revenue stream from storage fees could mean base of 5,000 patients yields approximately $2 million per year in EBIT
- High operating leverage implying breakeven revenue that could be achieved with a small number of physicians joining network (as low as 200)
- One collection per month minimum from each physician yields approximately $20,000 to EBIT
- Intend to enter stem cell supply business for research, which we believe may have the potential to become a significant business in its own right
- Acquisition of proprietary Very Small Embryonic-Like Stem Cells ("VSELs") technology

NeoStem
YOUR CELLS. YOUR USE. YOUR LIFE.

Agenda

- The Stem Cell Therapy Landscape
- Platform Business
- Why Should a Person Collect Today?
- How Our Platform Differs From Cord Blood Industry
- Our Broad Market
- Recent Events
- Our Business Model
- The Team
- Capital Structure
- Investor Considerations

NeoStem
YOUR CELLS. YOUR USE. YOUR LIFE.

Projected U.S. Stem Cell Therapy Sales


$8.58 by 2016
Stem Cell Therapy:
A $20 billion worldwide market by 2010
--Frost & Sullivan
Annual Sales (000)
$9,000,000
$8,000,000
$7,000,000
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1000,000
$0
$900
$16,405
$36,856
$146,085
$303,496
$707,332
$1,331,515
$2,335,116
$3,422,513
$4,741,545
$6,346,551
$8,476,845
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
Year

Source: Robert Young, RRY Publications, February 2006

NeoStem
YOUR CELLS. YOUR USE. YOUR LIFE.

70+ Diseases Treated w/Stem Cells

Results for many have been quite encouraging



Heart Disease

"It saved my life… my own stem cells."

BERNIE
Adult Stem Cell Heart Recipient



Lupus

"My Lupus has been in remission for more than 5 years.."

KATHY
Adult Stem Cell Recipient



Multiple Sclerosis

"Stem Cells helped me walk again.."

JANICE
Adult Stem Cell Recipient



Diabetes

"13 out of 14 kids are now off insulin.."

DR. RICHARD BURT
Adult Stem Cell Transplanter, Northwestern Hospital



Scleroderma

"I regained my life again… no more pain"

BRAD
Adult Stem Cell Recipient



NeoStem
YOUR CELLS. YOUR USE. YOUR LIFE.

Virtually All Therapeutic Areas

Over 1500 Adult Stem Cell Clinical Trials

<u>Over 500 Specific to Autologous Use</u>

- New Therapies could be on the Market in 5-10 Years
  - Autoimmune
  - Diabetes/Metabolic
  - Cardiovascular
  - Orthopedic



Fracture **2 Months Post BMSC**


ClinicalTrials.gov
Linking patients to medical research

402 Cardiovascular Clinical Trials

One Indication Only!

Institution	Location	No. Sub.	Condition	Length of Study
Helsinki University	Finland	60	Heart Failure	2006-2009
Texas Heart Institute	Houston	60	CAD	2006-2008
Rigshospitalet	Copenhagen	40	Atherosclerosis	2005-2009
Minneapolis Heart Inst.	Minneapolis	60	Recent AMI	N/A
Baxter Healthcare Corp.	Deerfield, IL	150	Angina	N/A
Medical Univ. Of Vienna	Austria	360	Recent AMI	2005-2008
Medical Univ. of Silesia	Poland	200	Recent AMI	2004-2007

NeoStem
YOUR CELLS. YOUR USE. YOUR LIFE.

Reference. clinicaltrials.gov

Platform Business

NeoStem has a proprietary, safe and non invasive way for adults to have their stem cells collected today and stored for future use. Our platform will allow doctors and patients ready access to their cells as therapies become available in the future.

NeoStem
YOUR CELLS. YOUR USE. YOUR LIFE.

Why Collect Today?

- Finding an ostensively "matching" donor is very difficult
- People are dying on the "wait list" (4 mo. avg.)
- Rejection-Graft vs. Host Disease (40% chance even if "perfect" match)
- Risk of transmission of communicable disease
- Possible reluctance to collect and use autologous cells once you are sick because they may have become compromised
- Inverse relationship between age versus quality and quantity of cells
- Financing available from GE contributing to affordability

Banking Your Own Cells with NeoStem Before You Get Sick Solves these Issues

NeoStem
YOUR CELLS. YOUR USE. YOUR LIFE.

Intellectual Property

- 4 Patent Applications Pending on Platform Business:
  - Collection of adult stem cells from peripheral blood of healthy individuals for future use to treat various diseases of the individual
  - Process by which NeoStem prepares and stores stem cells collected from peripheral blood by apheresis following mobilization of stem cells from bone marrow
  - Use of stored stem cells to form basis for medical information that provides statistics for etiology of disease
  - NeoStem's low-dose, short course, cytokine induction of stem cell mobilization
- Patent Applications pending on Very Small Embryonic – Like (VSEL) Stem Cell Technology exclusively licensed from the University of Louisville in November 2007:
  - Identification, isolation, and use of population of stem cells isolated from bone marrow, umbilical cord blood, and/or other sources and that are referred to as Very Small Embryonic-Like (VSEL) stem cells

NeoStem
YOUR CELLS. YOUR USE. YOUR LIFE.

Our Platform Differs From Cord Blood Industry

CONSIDERATION	CORD BLOOD	NEOSTEM
Time of Collection	Birth	Adulthood
Addressable market	4 million births in US per annum	50+ million in U.S. with diseases where stem cell therapies are used as a currently available treatment or for which stem cell-related clinical trials are in progress
Volume Considerations  3 2 1 0 TNC Cord Blood NeoStem	Quantity sufficient until about a child reaching 100Kg or approximately 7 years of age	Quantity sufficient for adults throughout life
Incidence of transplantation and use	Estimate of .1% to .0005% for children	Much greater for adults, especially as disease becomes more prevalent with age and stem cell technology advances
Limitations	Quantity of cells collected is too small and rejection remains an issue Expansion technology not available	NeoStem solves the issues associated with donor cord blood transplants

NeoStem
YOUR CELLS. YOUR USE. YOUR LIFE.

A Broad Target Market

- People with family history of disease
- Patients in a pre-disease or early-disease states
- Parents who have banked their children's cord blood
- First responders
  - military personnel
  - Policemen, firemen, EMS
- Industry (workers facing exposure to radiation/chemicals)

By 2010, it is estimated that 39% of the U.S. population (over 110 mm people) will be 45 years of age or older—a time when the incidence of age-related diseases begins to accelerate.

NeoStem
YOUR CELLS. YOUR USE. YOUR LIFE.

Recent Events

- Closed on $6,350,000 in August 2007
- Listed on the American Stock Exchange
- Launched Las Vegas collection center
- Signed multi-center agreement initially to expand on West Coast and Midwest with Stem Collect, LLC founded by James Doty, MD, former CEO of $1B Nasdaq Medical Device Co. Accuray
- Signed agreement for Long Island, New York facility with large physician practice, ProHealth
- Executed collaborative agreement with New England Cryogenic Center, one of the largest cryopreservation facilities in the country for stem cell and other tissue storage
- Signed agreement for New York City facility with WOR Radio Medical Community's Dr. Richard Ash of the Ash Center for Comprehensive Medicine

NeoStem
YOUR CELLS. YOUR USE. YOUR LIFE.

Exclusive World Wide VSEL License

Very Small Embryonic-Like (VSELs) Stem Cells

- Each of us has a population of very primitive embryonic like stem cells that have remained dormant in our bodies since birth
  - Can be mobilized in the **blood** using NeoStem Process
  - Should be easily recovered
  - Cryopreserved
  - Used for future therapeutic use

- These autologous cells may prove to be the most abundant and easily recoverable pluripotent adult stem cells in our bodies

- Enriched in the expression of genes found in:
  - Skeletal muscle
  - Heart
  - Neural cells
  - Liver and Pancreas
  - Intestinal and Skin Epithelium

NeoStem
YOUR CELLS. YOUR USE. YOUR LIFE.

Our Revenue Model

- **Current:**
  - Collection center fees
  - Collection from patients
  - Processing patient cells
  - Storage (recurring revenue)

- **Potential:**
  - Utilization fees
  - Supplier of stem cells for research
  - Collection fees for trials
  - Government/military contracts
  - SBIR grants
  - Licensing of technology

NeoStem
YOUR CELLS. YOUR USE. YOUR LIFE.

Disclaimer: Slide is for Demonstration Purposes Only

EBIT SENSITIVITY

Does not include annual storage



$8,000,000
$6,000,000
$4,000,000
$2,000,000
$-
$(2,000,000)
$(4,000,000)
$(6,000,000)
EBIT
250
500
750
1,000
1,250
1,500
1,750
2,000
2,250
2,500
2,750
3,000
3,250
3,500
3,750
4,000
4,250
4,500
4,750
5,000
Annual Collections
Overhead
$3,000,000
$3,500,000
$4,000,000

Assumes direct collection profit = $1,750 and breakeven at ~ 2,375 collections. At ~200 MD's in network, BE at 1 collection per month.

NeoStem
YOUR CELLS. YOUR USE. YOUR LIFE.

Certain assumptions are made solely for the purpose of demonstrating NeoStem's business model. You are cautioned not to place reliance on the Company achieving these assumptions. No assurances can be made as to the level of NeoStem's future profits or that the Company will ever be profitable.

Disclaimer: Slide is for Demonstration Purposes Only

Annual Recurring Revenue

Assumes Collections Abruptly Stop After 5 years (for demonstration purposes)


$4,500,000
$4,000,000
$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$-
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24
Year after First Collection
cumulative collections
8950
3950
1450
450
150
Assumes storage fee paid for 20 years with EBIT of $500 per collection per annum.

Without arbitrary 5 year assumption curve continues to steepen

Disclaimer: Slide is for Demonstration Purposes Only

EBIT SENSITIVITY

Includes annual storage



$8,000,000
$6,000,000
$4,000,000
$2,000,000
$-
$(2,000,000)
$(4,000,000)
$(6,000,000)
EBIT
Breakeven Point (drops by 285 collections per each 1,000 storage clients)
- 250 500 750 1,000 1,250 1,500 1,750 2,000 2,250 2,500 2,750 3,000 3,250 3,500 3,750 4,000 4,250 4,500 4,750 5,000
Overhead
$3,000,000
$3,500,000
$4,000,000
Annual Collections

Assumes direct collection profit = $1,750 and breakeven at ~ 2,375 collections. At 200 MD's in network, BE at 1 collection per month.

NeoStem
YOUR CELLS. YOUR USE. YOUR LIFE.

Certain assumptions are made solely for the purpose of demonstrating NeoStem's business model. You are cautioned not to place reliance on the Company achieving these assumptions. No assurances can be made as to the level of NeoStem's future profits or that the Company will ever be profitable.

NeoStem Management & Senior Staff

- **Robin Smith, M.D., MBA,** Chief Executive Officer and Chairman of the Board. Dr. Smith has acted as a senior advisor and investor to both publicly traded and privately held companies where she has played a significant role in restructuring and/or growing the companies. Dr. Smith also serves on the Board of Trustees of the NYU School of Medicine Foundation (becoming the NYU Medical Center Board) and Chairman of the Board of Directors for the New York University Hospital for Joint Diseases and was appointed to the Chemotherapy Foundation Board of Trustees, the New York Theatre Ballet and Choose Living. Prior to these activities, Dr. Smith served as President & Chief Executive Officer of IP2M. During her term, the company was selected as being one of the 10 fastest growing technology companies in Houston.
- **Mark Weinreb,** Director and President. Former Owner, Bio Health Laboratories.
- **Larry A. May,** Chief Financial Officer. Former Treasurer, Amgen (NASDAQ: AMGN).
- **Renee Cohen, MBA,** Vice President. Operations and Corporate Strategy. Formerly held senior executive positions at Pfizer, Co-Founder and Chief Operating Officer of Drugvoice and was a strategic consultant for Accenture's Life Sciences Group.
- **Catherine M. Vaczy,** VP & General Counsel. Former VP and Associate General Counsel, ImClone (NASDAQ: IMCL)
- **Denis Rodgerson, Ph.D.,** Director of Stem Cell Science. Founder of NeoStem, Former Founder of StemCyte, Former Head of Clinical Chemistry and Toxicology and Clinical Laboratory Computing, UCLA Medical Center.
- **George Smith, M.D.,** Medical Director of Laboratory Operations in California. Among his many distinguished career accomplishments, Dr. Smith is cofounder of UCLA Bone Marrow Transplant Center.
- **Arlene Graime**, Director, Government Affairs & Special Projects. Former Senior Director of Marketing at Coach, Inc., served as the National Director of Events for the United States Olympic Committee and worked with key staff members of two White House administrations.
- **Kevin Mannix,** Director of Sales. Former principle manager in sales at Baxter Healthcare, Vested Healthcare Management and Turner Consulting with 27 years of experience in healthcare.

Scientific Advisory Board

- **Wayne A. Marasco, M.D., Ph.D. Chairman -** Chairman of Scientific Advisory Board. Associate Professor-Department of Cancer and Immunology & AIDS at the Dana-Farber Cancer Institute and Associate Professor of Medicine at Harvard Medical School. He is taking the lead in expanding the Company's academic relationships and research collaborations.

- **Douglas W. Losordo, MD** - For many years a Professor of Medicine at Tufts University School of Medicine and Chief of Cardiovascular Research at St. Elizabeth's Medical Center in Boston, Dr. Losordo was recently appointed Professor of Medicine at Northwestern University and Director of the Feinberg Cardiovascular Research Institute and Program in Cardiovascular Regenerative Medicine. A Fellow or Member of many national professional organizations, he currently serves on committees of the American College of Cardiology, the American Diabetes Association and the American Society of Gene Therapy where he chairs the Cardiovascular Gene Therapy Committee. Dr. Losordo serves as Principal Investigator in many grant research projects and has published widely, contributing to more than 300 professional articles, abstracts and book chapters in recent years. He also serves on the Editorial Boards of numerous medical specialty journals including *Stem Cells*, *Vascular Medicine* and *Circulation Research*.

- **Stephen D. Nimer, MD** - Dr. Nimer is Professor of Medicine and Professor of Pharmacology at Weill Medical College of Cornell University. He also serves as Chief of Hematology Service and Head of the Division of Hematologic Oncology at Memorial Sloan-Kettering Cancer Center in New York City. Dr. Nimer is a member of many national professional organizations, including the American Society of Hematology, the American Society of Clinical Oncology, and the International Society for Stem Cell Research. He serves as a Reviewer for major medical journals, including the *New England Journal of Medicine* and the *Journal of the American Medical Association (JAMA)* among many others. He serves on numerous national and international Grant Review Committees and is a prominent invited speaker at conferences on his areas of expertise. He has authored or co-authored nearly 200 peer-reviewed papers, reviews, editorials and textbook chapters, primarily focused on issues concerning hematology and oncology.

Advisory Board

- **Ron Rothenberg MD, FACEP** - Dr. Rothenberg is a Fellow of the American College of Emergency Physicians (FACEP) and is the founder of the California HealthSpan Institute in Encinitas, California. He was the 10th M.D. in the world to become fully board certified by the American Board of Anti-Aging Medicine. A graduate of Columbia University, College of Physicians and Surgeons, and a specialist in Emergency Medicine at Los Angeles County-USC Medical Center, he has served as Clinical Professor of Preventive and Family Medicine at the UCSD School of Medicine Clinical Facility. He is currently Attending Physician at Scripps Memorial Hospital in Encinitas.

- **Richard Gatti, MD** - Dr. Richard Gatti, a professor at the University of California, Los Angeles (UCLA) and renowned Pathologist at the UCLA Medical Center, was one of the early pioneers of bone marrow transplantation, among the earliest known forms of adult stem cell therapeutics, for immunodeficiency in the late sixties. Dr. Gatti is also a leading authority in the field of gene therapeutics and has authored or co-authored hundreds of papers related to the molecular identification and treatment of genetic disorders. He has worked for many years to help find a cure for Ataxia-Telangiectasia, a progressive neurological disorder of childhood, associated with increased cancer risk, immunodeficiency, radiosensitivity, and cell cycle defects.

- **Neil Livingstone, PhD** - Dr. Livingstone is currently the Chairman and Chief Executive Officer of ExecutiveAction LLC. He was the founder and, until January, 2007, Chief Executive Officer of GlobalOptions Inc., which went public in 2005. He is also Lead Director of Erickson Air-Crane, a $200 million helicopter company. Dr. Livingstone has noted expertise on national security, and is the author of nine books on terrorism. He has served on advisory panels to The Secretary of State, The Chief of Naval Operations, and The Pentagon. He has testified before Congress and delivered more than 500 major addresses in the U.S. and abroad, including recent speeches at The House of Commons and The United Nations. Dr. Livingstone serves on numerous advisory boards, including Supercom Inc., Digital Ally, the Africa Society, and No Greater Love. He was the Founder and Chairman of the Institute on Terrorism and Sub-national Conflict and served as President of Watergate South for more than seven years.

- **Bradford Billet, OBE CEM -** Mr. Billet is an executive with the City of New York, where his responsibilities include matters of international affairs, security and emergency management. He is also chairman of the Billet Group, a management consulting company. During the past 20 plus years, Mr. Billet has acquired extensive experience in International Affairs, Emergency Management, Security, Governmental and Business Management, Administration and Operational disciplines. He has held high-ranking positions in both the private and public sectors with budgets in excess of 180 million dollars. Mr. Billet has responded, coordinated and directed multi agency emergency operations, including the September 11th attacks and the 1993 bombing of the World Trade Center, 20 aviation accidents as well as numerous manmade and natural disasters, involving mass casualties and/or fatalities.

- **Douglas Wynyard -** Mr. Douglas Wynyard is a Senior Vice President for Nordblom Company, a full-service commercial real estate firm headquartered in the Boston area. He is experienced in real estate development, asset management, leasing, investment sales, and marketing. He also represents numerous corporations with the planning, acquisition and disposition of their facilities. Having received a Bachelor's degree in Zoology from Bristol University, Mr. Wynyard is passionate about the biological sciences and is an investor in a number of medtech companies.

NeoStem
YOUR CELLS. YOUR USE. YOUR LIFE.

Capitalization

At January 7, 2007		
	Shares	
Common Stock	4,879,237	
Stock Options	1,141,300	Weighted average exercise price = $5.68
Warrants	2,087,938	Weighted average exercise price = $7.04
Fully Diluted Ownership	8,108,475	
NBS Price Per Share:	$1.55	
Market Capitalization	$7.56 million	
Stock Symbol (AMEX)	NBS	
Warrant Symbol (AMEX)	NBS.WS	

NeoStem
YOUR CELLS. YOUR USE. YOUR LIFE.

Investment Considerations

- Exponential potential earnings leverage with small number of physicians joining network (approximately 200)
  - 1 collection per month minimum from each physician is projected to yield approximately $20,000 per year to EBIT, 5 collections per month is projected to yield approximately $100,000 per year to EBIT
- Cumulative recurring revenue stream from storage fees could mean base of 5,000 patients yields approximately $2 million per year in EBIT
- Potential licensing avenues for proprietary Very Small Embryonic-Like Stem Cells ("VSELs") technology
- PerkinElmer/Viacell ($300 million acquisition)
- Intend to enter stem cell supply business for research, which has potential to become a significant business in its own right
- Company believes current market cap significantly undervalues infrastructure in place and near-term earnings visibility

Questions

Robin Smith, MD MBA
Chairman & CEO
Direct: (212) 584-4174
Email: rsmith@neostem.com

NeoStem, Inc.
420 Lexington Avenue
Suite 450
New York, NY 10170
Main: (212) 584-4180
Fax: (646) 514-7787
www.neostem.com
1.888.STEM BANK

NeoStem
YOUR CELLS. YOUR USE. YOUR LIFE.